SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 27, 1996


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
            Servicing Agreement, dated as of November 1, 1996,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1996-16)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

        New Jersey               33-5042            21-0627285
   ---------------------------------------------------------------
 (State or other jurisdiction   (Commission       (I.R.S. Employer
       of incorporation)        File Number)     Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




   Registrant's telephone number, including area code (609) 661-6100
                                                      ---------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On November 27, 1996 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1996-16 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1996-16") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated November 21, 1996.

The original principal balance of each Class of the Certificates is as follows:

                Class A1           $27,430,000.00
                Class A2           $38,884,000.00
                Class A3 (1)        $6,188,000.00
                Class A4 (2)       $33,710,000.00
                Class A5 (3)       $59,497,000.00
                Class A6           $15,035,000.00
                Class A7            $2,425,000.00
                Class A8            $7,004,800.00
                Class PO              $204,611.76
                Class M             $3,525,000.00
                Class B1            $2,519,000.00
                Class B2            $2,518,000.00
                Class B3            $1,007,000.00
                Class B4              $605,000.00
                Class B5              $906,698.71
                Class R                   $100.00
                Class RL                  $100.00
                Class S                     (4)
                                -----------------
                         Total :  $201,459,310.47
                                -----------------



(1) Consists of two payment components having Component Principal
    Balances as follows:
     Class A3A PAC           $3,259,000
     Class A3B PAC           $2,929,000

(2) Consists of two payment components having Component Principal
    Balances as follows:
     Class A4A TAC          $26,900,000
     Class A4B PAC           $6,180,000

(3) Consists of five payment components, each having a Component Principal Balance or Notional Component Principal Balance as follows:
     Class A5A TAC Z   $27,428,000 Component Principal Balance
     Class A5B PAC     $2,862,000 Component Principal Balance
     Class A5C PAC IO $5,564,193 Notional Component Principal Balance Class A5D TAC IO $1,301,612 Notional Component Principal Balance
     Class A5E TAC     $29,207,000 Component Principal Balance

(4)  The Class S Certificates are issued with an initial Notional
     Principal Balance of $191,749,833.25 and shall bear interest at the Strip Rate (as defined in the Agreement).

The initial Junior Percentage and Senior Percentage for Pool 1996-16 are approximately 5.51% and 94.49%, respectively. The initial Group I Senior Percentage and Group II Senior Percentage are approximately 91.01% and 3.48%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1996-16 as of the initial issuance of the Certificates are $100,000, $4,029,186 and $2,014,593,
respectively, representing approximately 0.050%, 2.000%, and 1.000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of November 1, 1996 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1996-16
------------

Pool 1996-16 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $201,459,310.47. The interest rates (the "Mortgage Rates") borne by the 691 Mortgage Loans conveyed by GECMSI to Pool 1996-16 range from 7.3750% to 9.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 8.4878% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1996-16 ranged from $160,200.00 to $800,000.00 and, as of the
Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1996-16 is $291,547.48 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1996-16 is January 1991, and the latest scheduled maturity date of any such Mortgage Loan is November 2026. The weighted average Loan-to-Original Value ratio of the Mortgage Loans in Pool 1996-16 is 80.5702%.

The Mortgage Loans in Pool 1996-16 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1996-16:

-----------------------------------------------------------------------
     MORTGAGE        # OF       AGGREGATE BALANCES      % OF POOL BY
       RATES        LOANS       AS OF CUT-OFF DATE    AGGREGATE BALANCE
-----------------------------------------------------------------------

       7.3750%        2                $525,721.06        0.2610%
       7.5000%        2                $538,992.19        0.2675%
       7.7500%        9              $2,573,317.14        1.2773%
       7.8750%       17              $4,435,510.22        2.2017%
       8.0000%       48             $13,418,663.09        6.6607%
       8.1250%       65             $18,537,601.29        9.2017%
       8.2500%       79             $22,584,991.52       11.2107%
       8.3750%       89             $26,304,235.17       13.0568%
       8.5000%      113             $32,077,258.82       15.9224%
       8.6250%       68             $20,949,550.93       10.3989%
       8.7500%       79             $24,523,410.36       12.1729%
       8.8750%       57             $16,589,476.03        8.2347%
       9.0000%       33              $9,703,702.07        4.8167%
       9.1250%       19              $5,290,555.39        2.6261%
       9.2500%       8               $2,297,961.45        1.1407%
       9.5000%       3               $1,108,363.74        0.5502%
-----------------------------------------------------------------------
       Total        691            $201,459,310.47      100.0000%
-----------------------------------------------------------------------

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Pool 1996-16 :

-----------------------------------------------------------------------
      ORIGINAL            # OF      AGGREGATE BALANCES    % OF POOL BY
      BALANCES           LOANS      AS OF CUT-OFF DATE   AGGREGATE BAL.
-----------------------------------------------------------------------

     $ 0  -  207,000       1             $159,891.43         0.0794%
$207,001  -  250,000     268          $62,066,362.17        30.8083%
$250,001  -  300,000     223          $60,677,035.83        30.1188%
$300,001  -  350,000      84          $27,163,149.51        13.4832%
$350,001  -  400,000      44          $16,638,570.68         8.2590%
$400,001  -  450,000      29          $12,386,063.49         6.1482%
$450,001  -  600,000      36          $18,305,585.71         9.0865%
$600,001  -  650,000       4           $2,563,982.04         1.2727%
$650,001  - 1,000,000+     2           $1,498,669.61         0.7439%
-----------------------------------------------------------------------
Total                  691          $201,459,310.47        100.0000%
-----------------------------------------------------------------------

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1996-16 is $799,051.97.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1996-16 is $159,891.43.

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1996-16:

----------------------------------------------------------------------
   YEAR OF         # OF      AGGREGATE BALANCES      % OF POOL BY
 ORIGINATION      LOANS      AS OF CUT-OFF DATE    AGGREGATE BALANCE
----------------------------------------------------------------------

     1991           1              $256,801.87           0.1275%
     1992           3              $736,999.81           0.3658%
     1993           2              $614,879.32           0.3052%
     1994           2              $497,177.83           0.2468%
     1995           7            $2,617,479.60           1.2993%
     1996         676          $196,735,972.04          97.6554%
----------------------------------------------------------------------
     Total        691          $201,459,310.47         100.0000%
----------------------------------------------------------------------

d)  The following table sets forth information, as of the Cut-off
    Date, with respect to the Original Loan-to-Value ratios of the Mortgage Loans at origination in Pool 1996-16:

----------------------------------------------------------------------
   LOAN-TO-VALUE
      RATIO AT         # OF    AGGREGATE BALANCES     % OF POOL BY
    ORIGINATION       LOANS    AS OF CUT-OFF DATE   AGGREGATE BALANCE
----------------------------------------------------------------------

00.000  -   50.00       14        $4,200,174.18           2.0849%
50.001  -   60.00       27        $8,853,724.28           4.3948%
60.001  -   70.00       44       $14,368,070.88           7.1320%
70.001  -   75.00       68       $21,350,986.86          10.5982%
75.001  -   80.00      250       $77,798,561.62          38.6174%
80.001  -   85.00       20        $5,226,821.56           2.5945%
85.001  -   90.00      142       $38,971,730.53          19.3447%
90.001  -   95.00      126       $30,689,240.56          15.2335%
95.001  -  100.00        0                $0.00           0.0000%
----------------------------------------------------------------------
       Total           691      $201,459,310.47        100.0000%
----------------------------------------------------------------------

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1996-16:

-------------------------------------------------------------------------
      TYPE OF             # OF    AGGREGATE BALANCES     % OF POOL BY
     DWELLING            LOANS    AS OF CUT-OFF DATE   AGGREGATE BALANCE
-------------------------------------------------------------------------

Single-family detached    664      $194,088,338.95          96.3412%
Single-family attached     11        $2,758,230.74           1.3691%
Condominium                13        $3,648,225.05           1.8109%
2 - 4 Family Units          3          $964,515.73           0.4788%
-------------------------------------------------------------------------
       Total              691      $201,459,310.47         100.0000%
-------------------------------------------------------------------------

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1996-16:

-----------------------------------------------------------------------
                     # OF       AGGREGATE BALANCES     % OF POOL BY
  OCCUPANCY         LOANS       AS OF CUT-OFF DATE   AGGREGATE BALANCE
-----------------------------------------------------------------------

Owner Occupied       671         $195,862,176.42         97.2217%
Vacation              20           $5,597,134.05          2.7783%
Investment             0                   $0.00          0.0000%
-----------------------------------------------------------------------

       Total         691         $201,459,310.47        100.0000%
-----------------------------------------------------------------------

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the
    Mortgaged Properties securing the Mortgage Loans in Pool
    1996-16:
-----------------------------------------------------------------------
  STATE            # OF       AGGREGATE BALANCES       % OF POOL BY
                  LOANS       AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----------------------------------------------------------------------
Alaska               1             $319,726.19            0.1587%
Alabama              2             $649,944.05            0.3226%
Arkansas             2             $687,771.21            0.3414%
Arizona             13           $3,936,977.45            1.9542%
California         195          $59,040,355.45            29.3064%
Colorado            26           $7,576,072.25            3.7606%
Connecticut         14           $4,609,134.06            2.2879%
Dist of Columbia     2             $520,791.44            0.2585%
Delaware             2             $526,953.61            0.2616%
Florida             25           $6,836,033.15            3.3933%
Georgia             23           $6,682,016.47            3.3168%
Hawaii               2             $895,709.53            0.4446%
Iowa                 1             $224,724.08            0.1115%
Illinois            21           $5,706,079.17            2.8324%
Indiana              3             $946,644.79            0.4699%
Kentucky             1             $245,858.47            0.1220%
Louisiana            2             $595,988.81            0.2958%
Massachusetts       33           $9,815,941.40            4.8724%
Maryland            38          $10,046,483.22            4.9869%
Michigan             2             $613,202.87            0.3044%
Minnesota            6           $1,759,906.30            0.8736%
Missouri             5           $1,397,982.32            0.6939%
Montana              1             $295,838.32            0.1468%
North Carolina       9           $2,478,395.71            1.2302%
New Jersey          49          $14,516,458.01            7.2057%
New Mexico           4           $1,242,441.06            0.6167%
Nevada              10           $2,733,262.02            1.3567%
New York            29           $8,141,216.61            4.0411%
Ohio                 3             $825,751.24            0.4099%
Oklahoma             2             $648,209.02            0.3218%
Oregon               8           $2,441,903.48            1.2121%
Pennsylvania        26           $6,889,160.11            3.4196%
Rhode Island         2             $609,178.66            0.3024%
South Carolina       3             $695,415.05            0.3452%
Tennessee            4           $1,099,588.99            0.5458%
Texas               46          $13,682,106.48            6.7915%
Utah                 3             $931,530.34            0.4624%
Virginia            55          $15,020,406.28            7.4558%
Vermont              1             $569,672.06            0.2828%
Washington          15           $4,491,987.71            2.2297%
Wisconsin            2             $512,493.03            0.2544%
-----------------------------------------------------------------------
       Total       691       $201,459,310.47            100.0000%
-----------------------------------------------------------------------

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1996-16:

-----------------------------------------------------------------------
   YEAR OF           # OF       AGGREGATE BALANCES     % OF POOL BY
  MATURITY          LOANS       AS OF CUT-OFF DATE   AGGREGATE BALANCE
-----------------------------------------------------------------------
    2016               3            $936,136.71          0.4647%
    2018               1            $251,370.89          0.1248%
    2019               1            $227,755.99          0.1131%
    2021               2            $457,117.45          0.2269%
    2022               1            $257,872.93          0.1280%
    2023               4          $1,137,384.81          0.5646%
    2025               5          $1,485,752.35          0.7375%
    2026             674        $196,705,919.34          97.6404%
-----------------------------------------------------------------------
    Total            691        $201,459,310.47         100.0000%
-----------------------------------------------------------------------

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1996-16 calculated as of the Cut-off Date is 357 months.

i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Pool 1996-16:

-----------------------------------------------------------------------
                        # OF    AGGREGATE BALANCES     % OF POOL BY
  PURPOSE OF LOAN      LOANS    AS OF CUT-OFF DATE   AGGREGATE BALANCE
-----------------------------------------------------------------------

Purchase                571      $164,817,047.89         81.8116%
Rate Term/Refinance      91       $27,313,455.67         13.5578%
Cash-out Refinance       29        $9,328,806.91          4.6306%
-----------------------------------------------------------------------
       Total            691      $201,459,310.47        100.0000%
-----------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement dated as of May 22, 1996 and the related Terms Agreement dated as of November 21, 1996 for the Series 1996-16 Certificates between GE Capital
       Mortgage Services, Inc. and Lehman Brothers, Inc.

4.1 The Pooling and Servicing Agreement for the Series 1996-16 Certificates dated as of November 1, 1996 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By:    /s/ Syed W. Ali
                                         ----------------------
                                      Name:   Syed W. Ali
                                      Title:  Vice President







Dated as of November 27,1996

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By:________________________
                                      Name:   Syed W. Ali
                                      Title:  Vice President







Dated as of November 27, 1996

                              EXHIBIT INDEX




The exhibits are being filed herewith:


------------------------------------------------------------------
    EXHIBIT NO.           DESCRIPTION                     PAGE
------------------------------------------------------------------

        1.1        The Underwriting Agreement
                   dated as of May 22, 1996 and the
                   related Terms Agreement dated as
                   of November 21, 1996 between
                   GE Capital Mortgage Services,
                   Inc. and Lehman Brothers, Inc.

        4.1        The Pooling and Servicing
                   Agreement for the Series for the
                   Series 1996-16 Certificates dated
                   as of November 1, 1996 between
                   GE Capital Mortgage Services,
                   Inc., as seller and servicer, and
                   State Street Bank and Trust
                   Company, as trustee.
------------------------------------------------------------------

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